Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
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             Pursuant to 18 U.S.C. Section 1350, as adopted pursuant
                to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with this Quarterly Report of Brightec, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick Planche, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       /s/ Patrick Planche
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                                       Patrick Planche
                                       President, Chief Executive Officer,
                                       Treasurer and Chief Financial Officer
                                       November 13, 2008


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